SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS FOR EACH OF THE LISTED FUNDS

Xtrackers High Beta High Yield Bond ETF (HYUP)
Xtrackers Low Beta High Yield Bond ETF (HYDW)
Xtrackers Short Duration High Yield Bond ETF (SHYL)
Each fund is classified as “diversified.” “ Non-diversification risk ” and all references to each fund being non-diversified are hereby deleted.
Please Retain This Supplement for Future Reference
March 3, 2021
PROSTKR21-07